SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                        FORM 8-K

                                     CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):  October 22, 1998



                           GLENGATE APPAREL, INC.
          (Exact name of registrant as specified in its charter)




New Jersey                33-72880              22-3266971
(State or other juris-    (Commission File      (I.R.S. Employer
ciction of incorporation) Number)               Identification No.)




301 16th Street
Jersey City, New Jersey                        07310
(Address of principal                       (Zip Code)
executive offices)




Registrant's telephone number, including area code:  (908) 653-9100


ITEM 2:

         On August 21, 1998, GlenGate Apparel, Inc. (the "Company"), a New Jersey corporation, announced that it had agreed with its primary lender to liquidate the Company's assets (as described in the Company's Form 8-K dated August 25, 1998). On October 21, 1998, the Company's primary lender, Milberg Factors, Inc. ("MFI"), notified the Company that it intended to exercise its rights pursuant to the terms of the documentation dated September 26, 1996 between the Company and MFI evidencing the Company's financing arrangement with MFI, and its rights under the Uniform Commercial Code to take possession of the Company's assets. On October 22, 1998, the Company delivered possession of the Company's assets to MFI. A copy of the letter of delivery is attached hereto as Exhibit 99.1.

ITEM 7:

Exhibits
99.1 - Letter to Milberg Factors, Inc. dated October 22, 1998.



                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLENGATE APPAREL, INC.



October 29, 1998                   By:  /s/James C. Willcox
                                        --------------------
                                        James C. Willcox
                                        Chairman of the Board